                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     Each person whose signature appears below appoints Tony J. Sorcic and Todd
D. Fanning, as such person's true and lawful attorney to execute in the name of each such person, and to file, any amendments to this registration statement that such attorney may deem necessary or desirable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission with respect thereto, in connection with the registration of the shares of Common Stock, which amendments may make such changes in such Registration Statement as the above-named attorney deems appropriate, and to comply with the undertakings of the Registrant made in connection with this Registration Statement; and each of the undersigned hereby ratifies all that said attorney will do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.

      Signature                        Title                       Date
      ---------                        -----                       ----


/s/ Tony J. Sorcic      President, Chief Executive Officer   August 20, 2007
---------------------   (Principal Executive Officer)
Tony J. Sorcic          and Director


/s/ Craig O. Wesner     Chairman of the Board                August 20, 2007
---------------------   and Director
Craig O. Wesner


/s/ Daryl Becker        Director                             August 20, 2007
---------------------
Daryl Becker


/s/ Gary C. Bruce       Director                             August 20, 2007
---------------------
Gary C. Bruce


/s/ Sharon L. Covert    Director                             August 20, 2007
---------------------
Sharon L. Covert


/s/ John R. Ernst       Director                             August 20, 2007
---------------------
John R. Ernat


/s/ Donald E. Grubb     Director                             August 20, 2007
---------------------
Donald E. Grubb


/s/ Mark Janko          Director                             August 20, 2007
---------------------
Mark Janko


/s/ Willard O. Lee      Director                             August 20, 2007
---------------------
Willard O. Lee



/s/ Thomas M. Longman   Director                             August 20, 2007
---------------------
Thomas M. Longman


/s/ Ervin I. Pietsch    Director                             August 20, 2007
---------------------
Ervin I. Pietsch


/s/ Stephen W. Samet    Director                             August 20, 2007
---------------------
Stephen W. Samet